UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 13, 2008

Federal Home Loan Bank of Des Moines
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51999	42-6000149
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Skywalk Level , 801 Walnut Street -- Suite 200, Des Moines, Iowa		50309
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	515-281-1000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 13, 2008, the following two individuals were elected to the Federal Home Loan Bank of Des Moines ("Bank") Board of Directors ("Board") for terms commencing January 1, 2009:

Michael K. Guttau, chairman and chief executive officer of Treynor State Bank in Treynor, Iowa. Mr. Guttau, who currently serves as the Bank's chairman, was re-elected to a four-year member directorship term.

Dennis A. Lind, chairman of Midwest Bank in Detroit Lakes, Minnesota. Mr. Lind was re-elected to a three-year member directorship term.

Van D. Fishback, executive vice president of First Bank & Trust in Brookings, South Dakota, was previously declared newly elected by the Bank to its Board for a four-year member directorship term commencing January 1, 2009. The directorship was filled without an election because only one nominee accepted nomination for the one South Dakota member director seat available.

At the time of this filing, Mr. Guttau serves on the following committees of the Bank's Board: Executive and Governance Committee (chair), Risk Management Committee, Finance and Planning Committee, and Human Resources and Compensation Committee. At the time of this filing, Mr. Lind serves on the following committees of the Bank's Board: Executive and Governance Committee, Risk Management Committee, Finance and Planning Committee, and Human Resources and Compensation Committee (chair). The 2009 Board committees on which Messrs. Fishback, Guttau and Lind will be named to serve have not yet been determined as of the date of this filing.

The above directors' elections took place in accordance with the rules governing the election of Federal Home Loan Bank directors specified in the Federal Home Loan Bank Act ("Bank Act") and the related regulations of the Federal Housing Finance Agency ("Finance Agency"). Pursuant to the Bank Act and Finance Agency regulations, a majority of the Bank's directors serve as officers or directors of the Bank's member institutions. In the normal course of its business, the Bank extends credit to members whose officers or directors may serve as directors of the Bank. All loans extended by the Bank to such members are on market terms that are no more favorable to them than the terms of comparable transactions with other members.

Item 7.01 Regulation FD Disclosure.

Attached as Exhibit 99.1 to this Form 8-K is a copy of a Member Announcement regarding the election results. The information contained in Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Member Announcement dated November 13, 2008 regarding the election results

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Des Moines

November 13, 2008	By:	/s/ Nicholas J. Spaeth

Name: Nicholas J. Spaeth
Title: Executive Vice President/General Counsel and Chief Risk Officer

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Exhibit Index

Exhibit No.	Description

99.1	Member Announcement